SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                          ----------------------

                                 FORM 8-K



                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934





   Date of Report (Date of earliest event reported):   January 29, 2004
                                                    ----------------------



                      COAST FINANCIAL HOLDINGS, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




        Florida                    000-50433              14-1858265
----------------------------    ----------------    ----------------------
(State or Other Jurisdiction    (Commission File         (IRS Employer
     Incorporation)                 Number)         Identification Number)




2412 Cortez Road West, Bradenton, Florida                    34207
-----------------------------------------           ----------------------
(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code:     (941) 752-5900
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Item 7.  Financial Statements and Exhibits.

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits required by Item 601 of Regulation S-K


Exhibit No.              Description
-----------              -----------

 99.1             Press   Release,   issued   January  29,  2004,
                  regarding earnings  for  the fiscal  year ended
                  December 31, 2003 and for the fourth quarter of 2003.


Item 9.  Regulation FD Disclosure.

      The information contained in Item 12 of this report is incorporated by reference into this Item 9.


Item 12.  Results of Operations and Financial Condition.

      On January 29, 2004, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing its earnings for the fiscal year ended December 31, 2003 and for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This press release is furnished pursuant to Items 9 and 12 of this Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.





[Rest of Page Intentionally Blank.  Signature on following Page.]



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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COAST FINANCIAL HOLDINGS, INC.



Date:  January 29, 2004       By:   /s/ Brian P. Peters
                                 --------------------------------
                                 Brian P. Peters
                                 Executive Vice-President
                                 and Chief Financial Officer






















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                            EXHIBIT INDEX
                            -------------



Exhibit No.              Description
-----------              -----------

 99.1             Press   Release,   issued   January  29,  2004,
                  regarding earnings  for  the fiscal  year ended
                  December 31, 2003 and for the fourth quarter of 2003.


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                          Exhibit 99.1
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